UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 7, 2005

ImageWare Systems, Inc.
(Exact name of registrant as specified in its charter)

California	001-15757	33-0224167
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

10883 Thornmint Road, San Diego, CA	92127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(858) 673-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1          Registrant’s Business and Operations

ITEM 1.01.            Entry into a Material Definitive Agreement.

Our shareholders approved the Amended and Restated 1999 Stock Award Plan (the “1999 plan”), effective June 7, 2005.   Key changes made by the amendment and restatement of the 1999 plan include the following:

•      We increased the share reserve of the amended and restated 1999 plan by 883,000 shares of our common stock. This number consists of an increase in the share reserve of 800,000 of our shares of common stock and 83,000 shares of our common stock previously reserved and available for grants under the 2001 Equity Incentive Plan, which we refer to as the 2001 plan. Prior to amendment, the 1999 plan had 350,000 shares reserved for issuance under the 1999 plan, of which, as of April 20, 2005, 940 shares had been issued, 298,500 shares were subject to outstanding awards and 50,560 shares were available for future awards.

•      Any shares not issued in connection with awards outstanding under the 2001 plan or the 1994 Employee Stock Option Plan (which we refer to as the 1994 plan) on the June 7, 2005, become available for issuance under the amended and restated 1999 plan.

•      Any shares not issued in connection with awards granted under the 1999 plan, became available for issuance under the amended and restated 1999 plan.

•      The amended and restated 1999 plan prohibits the grant of stock option or stock appreciation right awards with an exercise price less than fair market value of Common Stock on the date of grant.

•      The amended and restated 1999 plan also generally prohibits the “re-pricing” of stock options or stock appreciation rights, although awards may be bought out for a payment in cash or our stock.

•      The amended and restated 1999 plan permits the grant of stock based awards other than stock options, including the grant of “full value” awards such as restricted stock, stock units and performance shares.

•      The amended and restated 1999 plan will permit the qualification of awards under the plan (payable in either stock or cash) as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code.

Awards under the amended and restated 1999 plan will be made pursuant to the form stock option agreement included in Section 9 of this report as Exhibit 10.2.  The form agreement provides for the specific terms of the award made under the 1999 plan, including the number of shares or options, the term of the option, and the exercise price.

SECTION 9          FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01             Financial Statements and Exhibits

(c)           Exhibits.  The following exhibits are included with this Form 8-K:

10.1	Amended and Restated 1999 Stock Plan Award incorporated by reference to Appendix B of our Definitive Proxy Statement filed with the Commission on April 29, 2005.

10.2	Form of Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGEWARE SYSTEMS, INC.,
a California corporation

Date: July 14, 2005	By:	/s/ Wayne G. Wetherell
Wayne G. Wetherell,
SVP and CFO